[The American Funds Group(R)]

AMCAP Fund

Semi-Annual Report for the six months ended August 31, 1998

[illustrations:  ruler, eye, puzzle, road]

AMCAP Fund(R) seeks long-term growth of capital by investing in growing, profitable companies.

AMCAP Fund is one of the 28 mutual funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +288.78%, or +14.54% a year; 5 years: +97.63%, or +14.60% a year; 12 months: +4.67%. Sales charges are lower for accounts of $50,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

FELLOW SHAREHOLDERS:

The six months ended August 31 were turbulent for stock markets around the world. What began as a financial and currency crisis in Asia spread to other regions, including Russia and Latin America. Although the U.S. economy remains on solid footing, many U.S. investors sold stocks because of these developments. After reaching a high on July 17, the unmanaged Standard & Poor's 500 Stock Composite Index, a broad measure of large U.S. companies, fell 19.3% through August 31.

AMCAP Fund, which invests in quality U.S. growth companies, also saw the value of many of its holdings decline. During the first half of the fund's fiscal year, the value of your investment declined 7.7% if you reinvested the dividend of 3 cents a share and the capital gain distribution of 45 cents a share paid in June. Some of our holdings - particularly technology stocks - declined because of investors' concern that weakening Asian and Latin American demand for their products would lower future earnings.

[Pull Quote]
AMCAP's six-month results outpaced the indexes we measure it against. [End Pull Quote]

While no decline is pleasant, it is worth noting that AMCAP's results were better than those of the indexes we often measure it against. For example, in the six months ended August 31, the average growth fund lost 13.1%, according to Lipper Analytical Services. The S&P 500 fell 8.1%, and Standard & Poor's Midcap 400 Index, which tracks midsize companies, fell 20.0%. Although AMCAP currently has few holdings in small companies, it is interesting to note that the Russell 2000 Index, a gauge of smaller U.S. stocks, declined 26.5%. As we have previously discussed, we compare the fund with these various unmanaged indexes because AMCAP invests in a mix of large, midsize and small companies that have demonstrated proven earnings growth, solid management and a strong business outlook. There is no one index that mirrors the fund closely.

STRENGTH IN CABLE TELEVISION STOCKS

A strong performance by cable television stocks and a sizable cash holding were welcome offsets to the market volatility of the past six months.

Cable television stocks did well in the recent period because they were not perceived to be seriously impacted by the financial crises in Asia, Latin America and Russia. In addition, U.S. cable television companies are benefiting from strong demand and improved cash flow. Opportunities for revenue growth are being driven by new technologies such as cable modems and digital set-top boxes. Gainers included Tele-Communications Liberty Media Group, which owns a major stake in a number of cable networks (up 19.1%), and Time Warner, a diversified entertainment and media concern with large cable holdings (also up 19.1%).

Not all entertainment stocks did well, however. Disney, the fund's eighth-largest holding, fell 26.5% as a result of investors' worries that its consumer products and theme park revenues would decline from weakening demand in Asia and Latin America. We consider the problems to be short-lived and believe the company remains a solid long-term investment.

MIXED RESULTS IN TECHNOLOGY

Technology companies experienced mixed results. Weaker Asian demand for technology products hurt Oracle, a developer of business computer software (-19.0%), and Intel, a leading developer of micro-processors (-20.6%). But some companies showed positive results because of their market advantages and heavier concentration in U.S. markets. Lexmark International, a maker of computer printers, rose 41.7% during the period and Cisco Systems, a supplier of local area networks, increased 24.3%.

[Begin Pull Quote]
The fund is proceeding cautiously in this volatile market.
[End Pull Quote]

Banks were affected because of concerns about their loans in Asia, Latin America and Russia. Most large money-center banks, which are active in lending to these troubled regions, were hit hard. Even regional banks, which have little exposure to overseas lending, suffered price declines, including Norwest (-27.3%) and Northern Trust (-26.7%).

Our significant cash position stood us in good stead during the volatile first half of fiscal 1998. As we noted in our most recent annual report, we have been concerned for some time by the high valuations in the stock market. Despite recent declines which have lowered valuations, we are proceeding cautiously with adding to our positions or buying new stocks. Prior to the August decline, it had been about eight years since the last correction of 15% or more by the S&P 500 - the longest such period in the past 60 years. As we said in April, strong periods like this have often been followed by greater market volatility and lower returns. We will continue to closely monitor overseas developments and their effects on our U.S.-based investments.

Whatever happens in the near term, we remain convinced that over the long run, our approach of buying and holding quality companies should prove successful. Over the fund's 31-year history, AMCAP has produced an average compound return of 13.0% a year compared with 11.7% for the S&P 500.

We look forward to reporting to you again in the spring.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President


October 14, 1998

AMCAP Fund
Investment Portfolio August 31, 1998
(unaudited)

Largest Industry Holdings
[pie chart]
Broadcasting & Publishing  12.15%
Health & Personal Care  9.61%
Business & Public Services  8.90%
Data Processing & Reproduction  7.49%
Financial Services  6.06%
Other Industries  34.96%
Cash & Equivalents  20.83%

Largest Equity Holdings
                                           Percent of
                                           Net Assets
Philip Morris                              3.96%
Time Warner                                3.06
Medtronic                                  2.95
Comcast                                    2.67
Fannie Mae                                 2.61
Tele-Communications, Liberty Media Group   2.29
Viacom                                     2.18
Walt Disney                                2.00
SLM Holding                                1.97
Norwest                                    1.80
-------------------------------------------------------           -------         -------     -------
                                                                   Number    Market Value  Percent of
                                                                       of           (000)  Net Assets
Equity Securities (common stocks)                                  Shares
-------------------------------------------------------           -------         -------     -------
Broadcasting & Publishing -  12.15%
Time Warner Inc.                                                 1,700,000       $136,638        3.06
Comcast Corp., Class A special stock                             2,925,000         109,322
Comcast Corp., Class A                                             260,000           9,750       2.67
Tele-Communications, Inc., Series A, Liberty Media Group (1)     3,131,250         102,353       2.29
Viacom Inc., Class B(1)                                          1,962,200          97,374       2.18
Harte-Hanks Communications, Inc.                                 2,140,000          46,946       1.05
Tele-Communications, Inc., Series A, TCI Group(1)                  746,062          24,620        .55
Tele-Communications, Inc., Series A, TCI Ventures Group(1)         945,876          15,725        .35
Health & Personal Care -  9.61%
Medtronic, Inc.                                                  2,560,000         131,520       2.95
Pfizer Inc                                                         500,000          46,500       1.04
Guidant Corp.                                                      750,000          46,312       1.04
Boston Scientific Corp.(1)                                         648,800          44,929       1.01
Gillette Co.                                                     1,000,000          41,125        .92
Avon Products, Inc.                                                480,000          30,180        .68
DePuy, Inc.                                                        700,000          24,063        .54
Merck & Co., Inc.                                                  200,000          23,188        .52
Alza Corp.(1)                                                      500,000          18,000        .40
Warner-Lambert Co.                                                 225,000          14,681        .32
Schering-Plough Corp.                                              100,000           8,600        .19
Business & Public Services -  8.90%
Avery Dennison Corp.                                             1,200,000          64,425       1.44
Concord EFS, Inc.(1)                                             2,646,900          52,276       1.17
Cendant Corp.(1)                                                 3,975,000          45,961       1.03
Interpublic Group of Companies, Inc.                               600,000          34,200        .77
American Management Systems, Inc.(1)                             1,100,000          29,425        .66
FIRST HEALTH Group Corp. (1)                                     1,400,000          28,262        .63
MSC Industrial Direct Co., Inc., Class A(1)                      1,049,000          22,095        .50
ServiceMaster Co.                                                  982,500          20,571        .46
Metamor Worldwide, Inc.(1)                                         701,200          16,653        .37
First Data Corp.                                                   800,000          16,550        .37
ROMAC International, Inc.(1)                                       770,517          14,447        .32
Paychex, Inc.                                                      330,000          12,540        .28
Columbia/HCA Healthcare Corp.                                      500,000          11,281        .25
Electronic Data Systems Corp.                                      322,800          10,814        .24
TeleTech Holdings, Inc.(1)                                         800,000           6,700        .15
Universal Health Services, Inc., Class B(1)                        150,000           5,813        .13
IKON Office Solutions, Inc.                                      1,000,000           5,563        .13
Data Processing & Reproduction -  7.49%
Oracle Corp.(1)                                                  3,937,500          78,504       1.76
Solectron Corp.(1)                                                 800,000          33,050        .74
Lexmark International Group, Inc., Class A(1)                      500,000          30,281        .68
Cisco Systems, Inc.(1)                                             300,000          24,563        .55
Intuit Inc.(1)                                                     700,000          23,931        .54
Microsoft Corp.(1)                                                 235,000          22,545        .50
International Business Machines Corp.                              200,000          22,525        .50
PeopleSoft, Inc. (1)                                               800,000          22,500        .50
Silicon Graphics, Inc.(1)                                        1,850,000          16,766        .38
3Com Corp.(1)                                                      700,000          16,581        .37
HNC Software Inc.(1)                                               415,000          15,070        .34
Ascend Communications, Inc.(1)                                     275,000           9,625        .22
Compaq Computer Corp.                                              200,000           5,588        .13
Computer Associates International, Inc.                            200,000           5,400        .12
Sun Microsystems, Inc.(1)                                           94,800           3,756        .08
Sequent Computer Systems, Inc.(1)                                  560,000           3,605        .08
Financial Services -  6.06%
Fannie Mae                                                       2,051,000         116,522       2.61
SLM Holding Corp.                                                2,450,000          87,894       1.97
Capital One Financial Corp.                                        415,000          36,313        .81
Freddie Mac                                                        760,000          30,020        .67
Banking -  5.04%
Norwest Corp.                                                    2,693,900          80,143       1.80
Golden West Financial Corp.                                        700,000          53,288       1.19
M&T Bank Corp.                                                      85,923          35,228        .79
Marshall & Ilsley Corp.                                            590,100          25,964        .58
Northern Trust Corp.                                               450,000          25,088        .56
Imperial Bancorp(1)                                                250,000           5,156        .12
Beverages & Tobacco -  4.98%
Philip Morris Companies Inc.                                     3,900,000         162,094       3.63
PepsiCo, Inc.                                                    1,500,000          41,531        .93
Beringer Wine Estates Holdings, Inc. Class B(1)                    365,000          11,132        .25
Robert Mondavi Corp., Class A(1)                                   366,700           7,655        .17
Merchandising -  4.89%
Cardinal Health, Inc., Class A                                     721,093          63,096       1.41
Consolidated Stores Corp.(1)                                     1,245,312          39,227        .88
AutoZone, Inc.(1)                                                1,500,000          38,906        .87
Wal-Mart Stores, Inc.                                              450,000          26,438        .59
Albertson's, Inc.                                                  500,000          25,281        .57
Intimate Brands, Inc., Class A                                     700,000          12,950        .29
Circuit City Stores, Inc.                                          400,000          12,350        .28
Leisure & Tourism -  3.62%
Walt Disney Co.                                                  3,250,000          89,172       2.00
Brinker International, Inc.(1)                                   3,250,000          55,656       1.24
McDonald's Corp.                                                   304,100          17,049        .38
Electronic Components -  3.28%
Intel Corp.                                                        700,000          49,831       1.12
Texas Instruments Inc.                                             700,000          33,381        .74
ADC Telecommunications, Inc.(1)                                  1,020,000          22,631        .51
Analog Devices, Inc.(1)                                            825,000          11,602        .26
Littelfuse, Inc.(1)                                                590,000           9,883        .22
Adaptec, Inc.(1)                                                   806,300           9,272        .21
Sanmina Corp.(1)                                                   200,000           6,175        .14
Seagate Technology(1)                                              200,000           3,500        .08
Chemicals -  1.89%
Cambrex Corp.                                                    1,060,000          24,247        .54
Airgas, Inc.(1)                                                  1,500,000          17,813        .40
Sigma-Aldrich Corp.                                                600,000          16,650        .38
Ionics, Inc.(1)                                                    600,000          14,738        .33
Praxair, Inc.                                                      300,000          10,762        .24
Insurance -  1.62%
American International Group, Inc.                                 587,500          45,421       1.02
MGIC Investment Corp.                                              650,000          26,975        .60
Telecommunications -  1.57%
AirTouch Communications(1)                                       1,250,000          70,313       1.57
Machinery & Engineering -  1.17%
IDEX Corp.                                                         900,000          18,900        .42
Millipore Corp.                                                    800,000          17,350        .39
Thermo Electron Corp.(1)                                         1,000,000          16,250        .36
Recreation & Other Consumer Products - 1.01%
Harley-Davidson, Inc.                                            1,075,000          33,123        .74
Broderbund Software, Inc.(1)                                       869,700          12,121        .27
Industrial Components -  0.91%
Tower Automotive, Inc.(1)                                        1,400,000          25,638        .58
Lear Corp.(1)                                                      365,000          14,805        .33
Electronic Instruments -  0.58%
Applied Materials, Inc.(1)                                         800,000          19,650        .44
CIENA Corp.(1)                                                     230,000           6,469        .14
Real Estate -  0.53%
Security Capital Group Inc., Class A(1)                             23,500          23,500        .53
Textiles & Apparel -  0.27%
Liz Claiborne Inc.                                                 385,000          10,972        .25
Tommy Hilfiger Corp.(1)                                             18,900             884        .02
Energy Equipment -  0.26%
Camco International, Inc.                                          232,400          11,678        .26
Transportation:  Rail -  0.19%
Wisconsin Central Transportation Corp.(1)                          675,000           8,480        .19
Aerospace & Military Technology -  0.17%
Raytheon Co., Class A                                              112,480           5,041        .12
General Motors Corp., Class H                                       65,000           2,348        .05
Miscellaneous -  2.98%
Other equity securities in initial period of
 acquisition                                                                       133,004       2.98
                                                                                  -------     -------
TOTAL EQUITY SECURITIES (cost: $2,484,748,000)                                   3,535,252      79.17
                                                                                  -------     -------
                                                               Principal    Market Value   Percent of
                                                                 Amount            (000)   Net Assets
SHORT-TERM SECURITIES                                            (000)
-------------------------------------------------------           -------         -------     -------
Corporate Short-Term Notes -  17.28%
Procter & Gamble Co. 5.45%-5.50% due 9/11-12/14/98                  82,700          82,188       1.84
A.I. Credit Corp. 5.48%-5.51% due 9/1-10/15/98                      80,900          80,596       1.80
International Lease Finance Corp. 5.49%-5.51% due 9/3-11/17/98      66,700          66,368       1.49
Xerox Corp. 5.50% due 9/1-9/16/98                                   65,300          65,202       1.46
Lucent Technologies Inc. 5.47%-5.49% due 9/23-10/23/98              64,600          64,278       1.44
General Electric Capital Corp. 5.50% due 10/27-11/23/98             61,500          60,840       1.36
Coca-Cola Co. 5.47%-5.49% due 9/14-10/20/98                         54,113          53,770       1.20
National Rural Utilities Cooperative Finance Corp.                  51,700          51,198       1.15
   5.49%-5.50% due 10/26-11/13/98
Ford Motor Credit Co. 5.51%-5.52% due 9/2-10/21/98                  47,250          47,031       1.06
American Express Credit Corp. 5.50% due 10/1/98                     44,800          44,588       1.00
Motorola, Inc. 5.46%-5.48% due 11/12-12/17/98                       42,100          41,574        .93
H.J. Heinz Co. 5.49%-5.50% due 9/24-9/30/98                         41,700          41,532        .93
General Motors Acceptance Corp. 5.51% due 9/9-10/22/98              38,300          38,051        .85
Monsanto Co. 5.50%-5.51% due 11/2/98-1/12/99                        35,000          34,554        .77
Federal Agency Discount Notes -  3.19%
Fannie Mae 5.42%-5.45% due 9/25-10/13/98                            76,500          76,100       1.71
Freddie Mac 5.41%-5.465% due 9/4-11/5/98                            66,500          66,250       1.48
                                                                                  -------     -------
TOTAL SHORT-TERM SECURITIES (cost:
 $914,129,000)                                                                     914,120      20.47
                                                                                  -------     -------
TOTAL INVESTMENT SECURITIES (cost:
 $3,398,877,000)                                                                 4,449,372      99.64
Excess of cash and receivables over payables                                        15,959        .36
                                                                                  -------     -------
NET ASSETS                                                                       4,465,331     100.00
                                                                                  =======     =======
(1) Non-income-producing securities.

See Notes to Financial Statements


AMCAP FUND Financial Statements
------------------------------------------------------------------------
Statement of Assets and Liabilities
at August 31, 1998 (dollars in               thousands)    (unaudited)
------------------------------------------------------------------------
Assets:
Investment securities at market
 (cost: $3,398,877)                                         $4,449,372
Cash                                                               139
Receivables for--
 Sales of investments                           $58,234
 Sales of fund's shares                           3,481
 Dividends                                        2,090         63,805
                                        ---------------------------------
                                                             4,513,316
Liabilities:
Payables for--
 Purchases of investments                        35,815
 Repurchases of fund's shares                     7,563
 Management services                              1,625
 Other expenses                                   2,982         47,985
                                        ---------------------------------
Net Assets at August 31, 1998--
 Equivalent to $15.19 per share on
 293,968,513 shares of $1 par value
capital stock outstanding (authorized
capital stock--300,000,000 shares)                          $4,465,331
                                                        =================
Statement of Operations for the six
months ended August 31, 1998 (dollars in     thousands)    (unaudited)
                                        ---------------------------------
Investment Income:
Income:
 Dividends                                  $    12,238
 Interest                                        18,182       $ 30,420
                                        ------------------
Expenses:
 Management services fee                          9,746
 Distribution expenses                            5,392
 Transfer agent fee                               1,272
 Reports to shareholders                            142
 Registration statement and prospectus              168
 Postage, stationery and supplies                   338
 Directors' fees                                     46
 Auditing and legal fees                             45
 Custodian fee                                       46
 Taxes other than federal income tax                  1
 Other expenses                                      59         17,255
                                        ---------------------------------
Net investment income                                           13,165
                                                        -----------------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                              508,651
Net decrease in unrealized
 appreciation on investments:
 Beginning of period                          1,945,960
 End of period                                1,050,495
                                        ------------------
  Net unrealized depreciation
    on investments                                            (895,465)
                                                        -----------------
 Net realized gain and unrealized
  depreciation on investments                                 (386,814)
                                                        -----------------
Net Decrease in Net Assets Resulting
 From Operations                                             $(373,649)
                                                        =================
See Notes to Financial Statements

Statement of Changes in Net
 Assets (dollars in                          thousands)
-------------------------------------------------------------------------
                                        Six months ended    Year ended
                                        August 31, 1998*February 28, 1998
Operations:                             ---------------------------------
Net investment income                        $   13,165     $   26,218
Net realized gain on investments                508,651        509,966
Net unrealized appreciation (depreciation)
 on investments                                (895,465)       809,009
                                        ---------------------------------
  Net increase (decrease) in net assets
   resulting from operations                   (373,649)     1,345,193
                                        ---------------------------------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income             (8,630)       (26,109)
Distributions from net realized
 gain on investments                           (129,448)      (646,989)
                                        ---------------------------------
  Total dividends and distributions            (138,078)      (673,098)
                                        ---------------------------------
Capital Share Transactions:
Proceeds from shares sold:
 19,327,915 and 23,535,997
 shares, respectively                           339,662        366,597
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 7,611,520 and 42,604,643 shares,
 respectively                                   129,236        630,147
Cost of shares repurchased:
 21,888,154 and 37,958,301
 shares, respectively                          (382,374)      (585,123)
                                        ---------------------------------
  Net increase in net assets
   resulting from capital share transact         86,524        411,621
                                        ---------------------------------
Total Increase (Decrease) in Net Assets        (425,203)     1,083,716

Net Assets:
Beginning of period                           4,890,534      3,806,818
                                        ---------------------------------
End of period (including undistributed
 net investment income of $9,673 and
 $5,138, respectively)                       $4,465,331     $4,890,534
                                        =================================
* Unaudited
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

   As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of August 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,050,495,000, of which $1,376,150,000 related to appreciated securities and $325,655,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended August 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $3,398,877,000 at August 31, 1998.

3. The fee of $9,746,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended August 31, 1998, distribution expenses under the Plan were $5,392,000. As of August 31, 1998, accrued and unpaid distribution expenses were $2,497,000.

   American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,272,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $708,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1998, aggregate amounts deferred and earnings thereon were $375,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1998, accumulated undistributed net realized gain on investments was $506,583,000 and additional paid-in capital was $2,604,611,000.

   The fund made purchases and sales of investment securities, excluding short-term securities, of $600,936,000 and $1,062,501,000, respectively, during the six months ended August 31, 1998.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $46,000 includes $12,000 that was paid by these credits rather than in cash.

AMCAP FUND
Per-Share Data and Ratios

                                       Six months     Year    ended  February 28 or 29
                                           ended
                                       August 31,
                                         1998(1)       1998     1997      1996     1995     1994
Net Asset Value, Beginning
 of Period                                $16.93    $14.60   $14.40    $12.28   $12.98   $13.52
 Income (Loss) from Investment
  Operations:
   Net investment income                     .05       .10      .12       .16      .14      .12
   Net realized and unrealized
    gain (loss) on investments             (1.31)     4.80     1.51      3.32      .24      1.28
    Total income (loss) from investment
     operations                            (1.26)     4.90     1.63      3.48      .38      1.40
 Less Distributions:
  Dividends from net investment
   income                                   (.03)     (.10)    (.12)     (.17)    (.13)    (.12)
  Distributions from net realized
   gains                                    (.45)    (2.47)   (1.31)    (1.19)    (.95)   (1.82)
   Total distributions                     (0.48)    (2.57)   (1.43)    (1.36)   (1.08)   (1.94)
Net Asset Value, End of Period            $15.19    $16.93   $14.60    $14.40   $12.28   $12.98
Total Return(2)                        (7.74%)(3)    36.97%   11.74%    29.29%    3.41%   11.31%
Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)                               $4,465    $4,891   $3,807    $3,693   $2,970   $3,063
 Ratio of expenses to average
  net assets                            .34% (3)       .68%     .69%      .71%     .71%     .72%
 Ratio of net income to
  average net assets                   0.26% (3)       .62%     .81%     1.16%    1.16%     .89%
 Portfolio turnover rate               13.82% (3)    31.42%   24.14%    35.16%   17.92%   22.18%

(1)Unaudited
(2)Excludes maximum sales charge
 of 5.75%.
(3)Based on operations for the
 period shown and, accordingly,
 not representative of a full
 year.

[The American Funds Group(R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA  SM/FS/3981
Lit. No. AMCAP-013-1098
45050/15048